                                                                    EXHIBIT 21.1


                        STAFFMARK, INC. AND SUBSIDIARIES
                   STATES OF INCORPORATION AND QUALIFICATION


1.       STAFFMARK, INC., a Delaware corporation

                        SUBSIDIARIES OF STAFFMARK, INC.:

1.       BREWER PERSONNEL SERVICES, INC. an Arkansas corporation.

2.       STAFFMARK ACQUISITION CORPORATION SIX, a Delaware corporation.

         A.      KLEVEN TECHNICAL SERVICES, INC., A MASSACHUSETTS CORPORATION
         B.      THE KLEVEN GROUP, INC., A MASSACHUSETTS CORPORATION

3.       GLOBAL DYNAMICS, INC., (formerly StaffMark Acquisition Corporation
         Four), a Delaware corporation.

4.       STAFFMARK ACQUISITION CORPORATION TWO, a Delaware corporation.

5.       STAFFMARK ACQUISITION CORPORATION THREE, a Delaware corporation.

6.       THE TECHNOLOGY SOURCE ACQUISITION CORPORATION, a Delaware corporation.

7.       STAFFMARK ACQUISITION CORPORATION FIVE, a Delaware corporation.

8. THE BLETHEN GROUP, INC., formerly Blethen Temporaries, Inc., a North Carolina corporation.

9.       MAXWELL STAFFING, INC., an Oklahoma corporation.

10.      MAXWELL STAFFING OF BRISTOW, INC., an Oklahoma corporation.

11.      MAXWELL/HEALTHCARE, INC., an Oklahoma corporation.

12.      SQUARE ONE REHAB, INC., an Oklahoma corporation.

13.      TECHNICAL STAFFING, INC., an Oklahoma corporation.

14.      FIRST CHOICE STAFFING, INC., a South Carolina corporation.

15.      HRA, INC., a Tennessee corporation.

         A. TOM BAIN PERSONNEL, INC., a Tennessee corporation, a subsidiary of HRA, Inc.

16. APS - ADVANCE PERSONNEL SERVICE ACQUISITION CORPORATION, a Delaware corporation.

17.      533993 B.C., LTD., a British Columbia corporation.

         A. MRIC - MEDICAL RECRUITERS INTERNATIONAL LTD., a British Columbia corporation, a subsidiary of 533993 B.C., LTD.

18.      STERLING HUMAN RESOURCE COMPANY, a Delaware corporation.

19.      STAFFMARK ACQUISITION CORPORATION EIGHT, a Delaware corporation.

20.      STAFFMARK ACQUISITION CORPORATION NINE, a Delaware corporation.

21.      STAFFMARK ACQUISITION CORPORATION TEN, a Delaware corporation.




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